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                                                                   Exhibit 10.12

                                 FIRST AMENDMENT

            This First Amendment, dated as of October 2, 1997 (this "Amendment"), is between Khanty Mansiysk Oil Corporation (formerly known as Ural Petroleum Corporation), a Delaware corporation, Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company, and each of the other Equity Investors having executed the signature page hereof.

            WHEREAS, the above mentioned parties have previously entered into a Stockholder Agreement, dated as of January 31, 1997 (the "Agreement"); and

            WHEREAS, the parties wish to amend the Agreement in the manner set forth below.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement, and each reference in the Agreement to "this Agreement," "hereof," "herein," "hereunder," or "hereby," and each other similar reference shall be deemed to refer to the Agreement as amended hereby.

            2. Section 8.4.1 of the Agreement is hereby amended to read in its entirety as follows:

            "If the Company is advised in good faith by any managing underwriter of securities being offered pursuant to any Public Offering under Section 8.3 that the number of shares requested to be sold in such Public Offering is greater than the number of such shares which can be included in such Public Offering without materially adversely affecting such Public Offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter as provided in this Section 8.4.1. Upon registration by the Company of securities for its own account or for the account of others as contemplated by Section 8.1 or as contemplated by another agreement to which the Company is a party, the Company shall include in such registration the number of Registrable Securities so requested to be included which in the opinion of such underwriter can be sold, but (i) only after the inclusion in such registration of Common Stock being sold by the Company and (ii) only after the inclusion in such registration of Common Stock being sold by persons exercising any demand registration rights they may have in respect of the Company. If, in the opinion of such underwriter, some but not all of the Registrable Securities requested to be included may be included in such registration, all holders of Registrable Securities

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requested to be included therein, and any other holders of Common Stock that have substantially similar registration rights to the holders of Registrable Securities and have requested registration of such shares, shall share pro rata in the number of such shares requested to be included therein based on the number of such shares so requested so be included by such persons."

            3. Section 3.1 of the Agreement is hereby deleted in its entirety and the parties hereto hereby acknowledge that by action of the Board, as of March 1, 1997, the by-laws of the Company were amended to provide that the number of directors constituting the Board be not less than three nor more than eleven in number.

            4. This Amendment shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provisions or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

            5. This Amendment may be signed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same instrument.

            6. As hereinabove amended, the Agreement will remain in full force and effect.


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            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                         KHANTY MANSIYSK OIL CORPORATION


                         By: /s/ John B. Fitzgibbons
                           ----------------------------------
                         Name: John B. Fitzgibbons
                         Title: Chief Executive Officer


                         BRUNSWICK FITZGIBBONS TRUST COMPANY LLC, as Trustee


                         By:
                           ----------------------------------
                         Name:
                         Title:


                         SANDS PETROLEUM AB


                         By: /s/ [ILLEGIBLE]
                           ----------------------------------
                         Name:
                         Title:


                         URAL PETROLEUM SPECIAL JOINT ACCOUNT C/O
                         DELTEC ASSET MANAGEMENT CORPORATION


                         By: /s/ [ILLEGIBLE]
                           ----------------------------------
                         Name: [ILLEGIBLE]
                         Title: VICE PRESIDENT


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

                         VAN ECK GLOBAL


                         By: /s/ Derek Van Eck
                           ----------------------------------
                         Name: Derek Van Eck
                         Title: DIRECTOR OF GLOBAL RESEARCH


                         777 CAPITAL, LLC


                         By: /s/ M. Josephine Buford
                           ----------------------------------
                         Name: M. Josephine Buford
                         Title: Managing Member


                         SERGUS INVESTMENTS SA


                         By: /s/ [ILLEGIBLE]
                           ----------------------------------
                         Name:
                         Title:


                         /s/ Hans Herman Munchmeyer
                         ------------------------------------
                         Hans Herman Munchmeyer


                         /s/ G.A. Kellner
                         ------------------------------------
                         G.A. Kellner


                         /s/ P.B. Kellner
                         ------------------------------------
                         P.B. Kellner


                         /s/ C. Ashley Heppenstall
                         ------------------------------------
                         C. Ashley Heppenstall


                         /s/ Ian H. Lundin
                         ------------------------------------
                         Ian H. Lundin


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